 PROSPECTUS
 May 1, 1997
 revised to
 December 19, 1997

 Spectrum Funds

 Three broadly diversified funds composed of other T. Rowe Price funds, one investing primarily in fixed income securities, one in stocks, and one in international securities.

FACTS AT A GLANCE


Investment Goals
Spectrum Income Fund seeks a high level of current income consistent with moderate share price fluctuation.

Spectrum Growth Fund seeks long-term capital appreciation and growth of income, with current income a secondary objective.

Spectrum International Fund seeks long-term capital appreciation.

As with any mutual fund, there is no guarantee the funds will achieve their goals.


Strategy
Each fund diversifies its assets within set limits among specific underlying T. Rowe Price funds. Allocation decisions reflect Spectrum Fund managers' outlook for the relative valuations of the underlying funds and for the various economies and financial markets.

   Spectrum Income Fund invests primarily in domestic bond funds and also in two foreign bond funds, but it may allocate up to 25% of assets to a stock fund.

Spectrum Growth Fund invests primarily in domestic stock funds and also in a foreign stock fund.

Spectrum International Fund invests primarily in international stock funds and, to a lesser extent, international bond funds.


Risk/Reward
Spectrum Income Fund offers the potential for investors to achieve high current income with modest share price appreciation through diversification of assets. Spectrum Growth Fund offers investors the potential to achieve long-term capital appreciation and growth of income through diversification. Investors in the Spectrum International Fund have the potential to achieve long-term capital appreciation through diversification among international markets.

Investors in each fund should be prepared for share price volatility and the possibility of losing money. Under normal conditions, Spectrum Income Fund is expected to experience the least volatility and Spectrum International Fund the most of the three funds. Before investing, you should carefully consider the risks explained in more detail in Investment Policies and Practices.

Investor Profile
Spectrum Income Fund Individuals seeking high current income through diversification primarily among various bond funds.

Spectrum Growth Fund Individuals seeking long-term capital appreciation and growth of income through diversification among different stock funds.

Spectrum International Fund Individuals seeking long-term capital appreciation through diversification among international stock and bond funds and who are willing to accept the special risks of international investing.

The funds are appropriate for both regular and tax-deferred accounts, such as IRAs.


Fees and Charges
100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange.


Investment Manager
Spectrum Income and Spectrum Growth Funds T. Rowe Price Associates, Inc. ("T. Rowe Price"), founded in 1937 by the late Thomas Rowe Price, Jr., and its affiliates managed over $99 billion for over five million individual and institutional investor accounts as of December 31, 1996.

Spectrum International Fund Rowe Price-Fleming International, Inc. ("Price-Fleming") was founded in 1979 as a joint venture between T. Rowe Price and Robert Fleming Holdings Ltd. Price-Fleming managed over $29 billion in foreign stocks and bonds through its offices in Baltimore, London, Tokyo, Singapore, and Hong Kong as of December 31, 1996.

T. Rowe Price Spectrum Fund, Inc.

Prospectus

May 1, 1997
revised to
December 19, 1997

CONTENTS
1 ABOUT THE FUNDS
Transaction and Fund Expenses                             3
Financial Highlights                                      4
Fund, Market, and Risk Characteristics                    5

2 ABOUT YOUR ACCOUNT
Pricing Shares and Receiving Sale Proceeds               12
Distributions and Taxes                                  13
Transaction Procedures and Special Requirements          16

3 MORE ABOUT THE FUNDS
Organization and Management                              19
Understanding Performance Management                     23
Special Risks and Considerations                         24
Description of Underlying Funds                          25
Investment Policies of the Spectrum Funds                26
Investment Policies and Practices of Underlying Funds    28

4 INVESTING WITH T. ROWE PRICE
Account Requirements and Transaction Information         30
Opening a New Account                                    30
Purchasing Additional Shares                             32
Exchanging and Redeeming                                 32
Shareholder Services                                     34
Discount Brokerage                                       36
Investment Information                                   37

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the funds, dated May 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ABOUT THE FUNDS
                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------

   o Like all T. Rowe Price funds, these funds are 100% no load.

   These tables should help you understand the kinds of expenses you will bear indirectly as a Spectrum Fund shareholder. While the Spectrum Funds themselves impose no fees or charges, they will indirectly bear their pro-rata share of the expenses of the underlying funds in which they invest. Since each Spectrum Fund's returns are net of these expenses, the end result to the shareholder is very much the same as if the fund had an explicit expense ratio.

   Note: The funds charge a $5 fee for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

   Table 1 provides the range of average weighted expense ratios for each Spectrum Fund. A range is given instead of a single number because the pro-rata share of expenses fluctuates along with changes in the average assets invested in each of the underlying funds. For further information on expense ratios and management fees of the underlying funds, please refer to the Statement of Additional Information.

   Table 1
     Range of Average Weighted Expense Ratios
     Spectrum Income    Spectrum Growth    Spectrum International

     0.70% to 0.86%     0.73% to 0.97%     0.76% to 1.30%
-------------------------------------------------------------------


  . Hypothetical example Using the midpoint of the above ranges, the following example illustrates the expenses you would incur on a $1,000 investment, assuming you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:

 Table 2
     Hypothetical Fund Expenses
     Fund                    1 year   3 years   5 years    10 years

      Spectrum Income          $ 8      $25       $43        $ 97

      Spectrum Growth            8       26        44          99

      Spectrum                  11       34        58         129
      International
---------------------------------------------------------------------



   o Table 2 is just an example; actual expenses can be higher or lower than those shown.

T. ROWE PRICE                                 4
 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 3, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the financial statements which are included in its annual report, and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the funds' annual report were audited by Price Waterhouse LLP, the funds' independent accountants.

 Table 3 Financial Highlights
                         Income From Investment Activities       Less Distributions                       Net Asset Value
     Period   Net Asset  Net         Net Realized    Total From  Net                       Total          Net Asset
     Ended    Value,     Investment  & Unrealized    Investment  Investment  Net Realized  Distributions  Value,
              Beginning  Income      Gain (Loss) on  Activities  Income      Gain                         End of Period
              of Period              Investments
     Income Fund
     ----------------------------------------------------------------------------------------------------------------------
     1990/a/   $10.00      $0.44        $(0.18)       $ 0.26      $(0.44)      $(0.05)        $(0.49)          $ 9.77
     1991        9.77       0.82          1.03          1.85       (0.83)       (0.06)         (0.89)           10.73
     1992       10.73       0.76          0.05          0.81       (0.76)       (0.08)         (0.84)           10.70
     1993       10.70       0.69          0.60          1.29       (0.69)       (0.19)         (0.88)           11.11
     1994       11.11       0.69         (0.90)        (0.21)      (0.69)       (0.10)         (0.79)           10.11
     1995       10.11       0.72          1.16          1.88       (0.72)       (0.03)         (0.75)           11.24
     1996       11.24       0.71          0.11          0.82       (0.71)       (0.15)         (0.86)           11.20
     Growth Fund
     1990/a/   $10.00      $0.20        $(1.21)       $(1.01)     $(0.19)      $(0.28)        $(0.47)          $ 8.52
     1991        8.52       0.21          2.33          2.54       (0.21)       (0.32)         (0.53)           10.53
     1992       10.53       0.20          0.56          0.76       (0.20)       (0.55)         (0.75)           10.54
     1993       10.54       0.16          2.05          2.21       (0.16)       (0.72)         (0.88)           11.87
     1994       11.87       0.17         (0.01)         0.16       (0.17)       (0.73)         (0.90)           11.13
     1995       11.13       0.21          3.12          3.33       (0.21)       (0.76)         (0.97)           13.49
     1996       13.49       0.20          2.57          2.77       (0.20)       (0.93)         (1.13)           15.13
---------------------------------------------------------------------------------------------------------------------------

 Footnotes appear on page 5.                    (Table 3 continues on page 5.)

ABOUT THE FUNDS                               5

  Table 3 Financial Highlights (continued)
                  Returns, Ratios, and Supplemental Data
     Period       Total Return                   Ratio of     Ratio of Net  Portfolio
     Ended        (Includes       Net Assets     Expenses to  Investment    Turnover
                  Reinvested      ($ Thousands)  Average Net  Income to     Rate
                  Distributions)                 Assets       Average Net
                                                              Assets
     Income Fund
     1990/a/          2.70  %      $   40,082      0.00%/b/      9.58%/b/     36.9%/b/
     1991            19.64            147,859      0.00          8.03         18.8
     1992             7.84            376,435      0.00          7.10         14.2
     1993            12.36            587,931      0.00          6.19         14.4
     1994            (1.94  )         624,940      0.00          6.48         23.1
     1995            19.41            986,701      0.00          6.43         20.2
     1996             7.64          1,355,970      0.00/d/       6.46         17.6
     Growth Fund
     1990/a/        (10.10)%       $   35,387      0.00%/b/      4.50%/b/     33.4%/b/
     1991            29.87            148,661      0.00          2.77         14.6
     1992             7.24            355,134      0.00          2.15          7.9
     1993            20.98            584,876      0.00          1.57          7.0
     1994             1.40            879,366      0.00          1.60         20.7
     1995            29.96          1,358,344      0.00          1.81          7.4
     1996            20.53          2,104,094      0.00/c/       1.58          2.9
---------------------------------------------------------------------------------------

 /a/For the period June 29, 1990 (commencement of operations) to December 31,
  1990.
 /b/Annualized.
 /c/The annualized weighted average expense ratio of the underlying funds was
  0.83% for the year ended December 31, 1996.
 /d/The annualized weighted average expense ratio of the underlying funds was 0.78% for the year ended December 31, 1996.


 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether the funds are appropriate for you, this section takes a closer look at their investment objectives and approaches.


   o These funds should not be relied upon as a complete investment program, nor be used for short-term trading purposes.


 What are the Spectrum Funds' objectives?

  . The objective of Spectrum Income Fund is to provide a high level of current income with moderate share price fluctuation.

  . The objective of Spectrum Growth Fund is to provide long-term capital appreciation and growth of income, with current income a secondary objective.

  . The objective of Spectrum International Fund is to provide long-term capital appreciation.

T. ROWE PRICE                                 6
 What are the Spectrum Funds' investment programs?

    . Spectrum Income Fund will allocate its assets among a diversified group of underlying T. Rowe Price funds that invest primarily in fixed income securities.

  . Spectrum Growth Fund will allocate its assets among a diversified group of underlying T. Rowe Price funds that invest primarily in stocks.

  . Spectrum International Fund allocates its assets among a group of T. Rowe
   Price funds that invest primarily in international stocks and, to a lesser degree, international bonds.

   Each Spectrum Fund will diversify within set limits based on the managers' outlook for the domestic and international economies, financial markets, and relative market valuations of each underlying fund and, in the case of Spectrum International Fund, additional factors inherent in international investing.

   The underlying funds in which each Spectrum Fund may invest and the percentage of total assets which they may allocate to each underlying fund are set forth in Table 4.


   o For details about the funds' investment programs and practices, please see the Investment Policies and Practices section.

 Table 4
     Asset Allocation Ranges for Underlying Funds
     Spectrum            Investment   Spectrum             Investment   Spectrum             Investment
     Income Fund         Range        Growth Fund          Range        International Fund   Range
     Emerging Markets                                                   Emerging Markets
     Bond                    0-10%    Mid-Cap Value            0-15%    Bond                      0-15%
     Short-Term Bond        0-15      New Era                 0-15      Latin America            0-15
     U.S. Treasury                                                      Emerging Markets
     Long-Term              0-15      Blue Chip Growth        5-20      Stock                    0-20
     GNMA                   5-20      Growth Stock            5-20      International Bond       0-20
                                      Summit Cash                       International
     International Bond     5-20      Reserves                0-25      Discovery                0-20
     Summit Cash
     Reserves               0-25      Equity Income         7.5-22.5    New Asia                 0-20
                                                                        Summit Cash
     Equity Income          10-25     Growth & Income       7.5-22.5    Reserves                 0-25
     High Yield             10-25     International Stock     10-25     European Stock           0-30
     New Income             15-30     New Horizons            10-25     Japan                    0-30
                                                                        International Stock      35-65
----------------------------------------------------------------------------------------------------------

ABOUT THE FUNDS                               7
 What are some of the funds' potential risks?

   Each Spectrum Fund's share price will fluctuate as the share prices of the underlying funds rise or fall with changing market conditions.

   With Spectrum Income Fund, the risks are generally the same as with many income funds:


   o For Spectrum Income, a rise in U.S. interest rates is an important source of risk even if foreign rates behave differently.

  . Interest rate or market risk The fund's share price will generally move in the opposite direction of interest rates. For example, as interest rates rise, share price will likely decline. Rising rates provide the opportunity for the fund's income to increase, but it is unlikely that the higher income by itself will entirely offset the fall in price.

   The maturity and type of securities in the underlying funds' portfolios determine just how much the share price rises or falls when rates change. Generally, when rates fall, long-term securities rise more in price than short-term securities, and vice versa.

  . Credit risk The chance that holdings of the underlying funds will have their credit ratings downgraded or will default, potentially reducing the underlying fund's share price and income level. This risk is even greater with high-yield ("junk") bonds.

  . Risks of high-yield investing The total return and yield of lower-quality
   (high-yield/high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in low- and lower-medium-quality bonds involves greater investment risk and is highly dependent on T. Rowe Price's credit analysis. A real or perceived economic downturn or higher rates could cause a decline in high-yield bond prices because such events could lessen the ability of issuers to make principal and interest payments. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors. Spectrum Income can invest as much as 25% of its assets in the High Yield Fund.

  . Prepayment risk With mortgage-backed securities, there is a chance that, when interest rates are falling, homeowners will accelerate principal payments on mortgages, causing a loss to investors in mortgage-backed securities that were originally purchased at a price above par. Also, because of prepayments, mortgage-backed securities would not be expected to rise as much in price as Treasury or corporate bonds.

T. ROWE PRICE                                 8
  . Risks of foreign investing To the extent its underlying funds invest in foreign securities, the Spectrum Income Fund will be subject to the unique risks of international investing. See Spectrum International for an explanation of these risks.

   Also, Spectrum Income Fund's maximum 25% exposure to the Equity Income Fund subjects that portion of assets to the risks associated with stocks (discussed next).


   o For Spectrum Growth, a decline in U.S. stock prices is an important source of risk even if foreign stocks behave differently.

  . Stock market risk With Spectrum Growth Fund, the major risk is the same as in all stock funds. Economic growth has been punctuated by periods of stagnation and recession. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons, ranging from lower-than-expected earnings to changes in investor psychology. Significant trading by large institutional investors also can lead to price declines. Since 1950, the U.S. stock market has experienced 10 negative years as well as steep drops of shorter duration. Its worst calendar quarter return in recent years was -22.5% in 1987's fourth quarter.

  . Small-company investing Since Spectrum Growth can invest up to 25% of its assets in the New Horizons Fund, it is subject to the risks of small-company investing. Smaller companies are generally riskier than their larger counterparts because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings.

  . Risks of foreign investing To the extent its underlying funds invest in foreign securities, the Spectrum Growth Fund will be subject to the unique risks of international investing. See Spectrum International for an explanation of these risks.


   o For Spectrum International, volatility of foreign currency markets is an additional source of risk.

   In addition to the risks associated with stock and bond investing, Spectrum International Fund is subject to the unique risks of international investing:

  . Currency risk The risk that weakening foreign currencies versus the U.S.
   dollar could result in losses for U.S. investors. Transactions in foreign markets are conducted in local currencies, so dollars are exchanged for foreign currency when a security is bought or sold or a dividend is paid. Likewise, share price quotations and total return information reflect conversion into U.S. dollars. Fluctuations in foreign exchange rates can significantly increase or decrease the dollar value of a foreign investment, boosting or offsetting its local market return. For example, if a French security rose 10% in price during a year, but the U.S. dollar gained 5% against the French franc during that time, the U.S. investor's return would

ABOUT THE FUNDS                               9
   be reduced to 5%. This is because the franc would "buy" fewer dollars at the end of the year than at the beginning, or, conversely, a dollar would cost more francs.

  . Increased costs It is more expensive for U.S. investors to trade in foreign markets than in the U.S. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of international funds are usually higher than those of typical domestic funds.

  . Political and economic factors The economies, markets, and political structures of a number of the countries in which the underlying funds can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries will be riskier and subject to more erratic and abrupt price movements. This is especially true for emerging markets. However, even investments in countries with highly developed economies are subject to risk.

   Some economies are less developed, heavily dependent on particular industries, and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. This makes investment in such markets significantly riskier than in other countries. Some emerging market countries have high levels of national debt, legacies of hyperinflation, and currency devaluations versus the dollar (which adversely affects returns to U.S. investors). Investments in countries that have been moving away from central planning and state-owned industries toward free markets should be regarded as speculative.

   Certain areas have histories of instability and upheaval with respect to their internal politics that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Actions such as nationalizing a company or industry, expropriating assets, or imposing punitive taxes could have a severe effect on security prices and impair an underlying fund's ability to repatriate capital or income. Significant external risks, including war, currently affect some countries. Governments in many emerging market countries participate to a significant degree in their economies and securities markets.

  . Legal, regulatory, and operational Certain countries lack uniform accounting, auditing, and financial reporting standards, have less governmental supervision of financial markets than in the U.S., do not honor legal rights enjoyed in the U.S., and have settlement practices, such as delays, which could subject the underlying funds to risks of loss not customary in the U.S. In addition, securities markets in some countries have substantially lower trading volumes than in U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S.

T. ROWE PRICE                                 10
  . Pricing Portfolio securities of the underlying funds may be listed on foreign exchanges that are open on days when prices are not computed for the underlying funds. As a result, the net asset value of the underlying funds, and consequently of Spectrum International, may be significantly affected by trading on days when shareholders cannot make transactions.

   The risks discussed can be significantly magnified for investments in emerging markets. Additionally, to the extent the fund invests in the International Bond Fund and Emerging Markets Bond Fund, it will be subject to risks associated with international fixed income investing. See Spectrum Income Fund for information on the risks associated with fixed income investing.


   o The funds' share prices will fluctuate; when you sell your shares, you may lose money.


 What are some of the Spectrum Funds' potential rewards?

   The Spectrum Funds offer a professionally managed allocation of assets among a broad range of underlying funds. Because they invest in a variety of underlying funds, each Spectrum Fund's performance could benefit from diversification.

   The theory of diversification holds that investors can reduce their overall risk by spreading assets among a variety of investments. Each type of investment follows a cycle of its own and responds differently to changes in the economy and the marketplace. A decline in one investment can be balanced by returns in other investments that are stable or rising. Therefore, a major benefit of the Spectrum Funds is the potential for attractive long-term returns with reduced volatility.

   For example, Spectrum Income Fund invests in funds holding high-quality domestic and foreign bonds, high-yield bonds, short- and long-term securities, and dividend-paying stocks.

   Spectrum Growth Fund invests in underlying funds holding domestic and foreign stocks, small- and large-cap stocks, and growth and value stocks.

   Spectrum International Fund invests in stock and, to a lesser degree, bond funds, which, in turn, have holdings in many different foreign countries, industrialized as well as emerging markets, and large and small companies.


 What are the characteristics of the underlying Price funds?

   For details, please see Description of Underlying Funds in Section 3.

ABOUT THE FUNDS                               11
 How can I decide if one or more of the funds is right for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk.

   If you would like a one-stop approach to broad diversification and can accept the possibility of moderate share price declines in an effort to achieve relatively high income, Spectrum Income Fund could be an appropriate part of your overall investment strategy.

   If you seek one-stop diversification and can accept the possibility of greater share price declines in an effort to achieve long-term capital appreciation, Spectrum Growth Fund could be an appropriate part of your overall investment strategy.

   If your goal is long-term capital appreciation with a one-stop approach to diversification across the international markets, and you can accept the possibility of significant share price declines, Spectrum International Fund could be an appropriate part of your overall investing strategy.

   For an IRA, retirement plan, or other long-term investment, the funds offer investment programs that seek to combine attractive returns with the benefits of broad diversification.


 Is there additional information about the Spectrum Funds to help me decide if they are appropriate for me?

   Be sure to read Special Risks and Considerations, Description of Underlying Funds, Investment Policies of the Spectrum Funds, and Investment Policies and Practices of Underlying Funds in Section 3 for further discussion of the funds' policies.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for the fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.


   o The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale


   o When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from and receiving payments in your financial institution account. ACH is a payment system supported by over 20,000 banks, savings banks, and credit unions, which electronically exchanges the transactions primarily through the Federal Reserve Banks. Proceeds sent by bank wire should be credited to your account the next business day.

ABOUT YOUR ACCOUNT                            13
  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after receiving your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.


   o If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------

   o All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund.

   Income dividends
   Spectrum Income Fund dividends
  . The fund declares income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . The fund pays dividends on the first business day of each month.

  . Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

T. ROWE PRICE                                 14
  . A portion of the fund's dividends may be eligible for the 70% deduction for dividends received by corporations.

   Spectrum Growth Fund dividends
  . The fund declares and pays dividends (if any) annually.

  . A portion of the fund's dividends may be eligible for the 70% deduction for dividends received by corporations.

   Spectrum International Fund dividends
  . The fund declares and pays dividends (if any) annually.

  . The dividends of the fund will not be eligible for the 70% deduction for dividends received by corporations, if, as expected, none of the fund's income consists of dividends paid by U.S. corporations.


 Capital gains (all funds)

  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If the fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is usually declared and paid during the first quarter of the following year.


 Tax Information


   o You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

   In January, you will be sent Form 1099-B, indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For accounts opened new or by exchange in 1983 or later, we will provide you with the gain or loss of the shares you sold during the year, based on the "average cost" method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

ABOUT YOUR ACCOUNT                            15
   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.

   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distribution made to you. This information will also be reported to the IRS. All distributions made by the funds are taxable to you for the year in which they were paid. The only exception is that distributions declared during the last three months of a calendar year and paid in January are taxed as though they were paid by December 31. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   Short-term capital gain distributions are taxable as ordinary income and long-term gain distributions are taxable at the applicable long-term gain rate. The gain is long- or short-term depending on how long the fund held the securities, not how long you held shares in the fund. To the extent the underlying funds may make long-term capital gain distributions, such amounts will be distributed to the Spectrum Funds' shareholders as long-term capital gains.If you realize a loss on the sale or exchange of fund shares held six months or less, your short-term loss recognized is reclassified to long-term to the extent of any long-term capital gain distribution received.

   You will not be able to claim a credit or deduction for any foreign taxes paid by the underlying funds.

   Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease the fund's ordinary income dividend. Net foreign currency losses may result in the fund's dividend being classified as a return of capital.

   If a fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the fund's dividends, but will still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your portion of foreign taxes paid by the fund.


   o Distributions are taxable whether reinvested in additional shares or received in cash.

T. ROWE PRICE                                 16
   Tax effect of buying shares before a capital gain or dividend distribution If you buy shares shortly before or on the "record date"- the date that establishes you as the person to receive the upcoming distribution-you will receive, in the form of a taxable distribution, a portion of the money you just invested. Therefore, you may also wish to find out the fund's record date before investing. Of course, the fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation. When these amounts are eventually distributed, they are taxable.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------

   o Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

ABOUT YOUR ACCOUNT                            17
   Telephone, Tele*Access/(R)/, and personal computer transactions
   These exchange and redemption services are established automatically when you sign the New Account Form unless you check the box which states that you do not want these services. The fund uses reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and is not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the fund may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after the telephone transaction. All conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of the fund's net assets, the fund has the right to delay sending your proceeds for up to five business days after receiving your request, or to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading


   o T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. We define "excessive trading" as exceeding one purchase and sale involving the same fund within any 120-day period.

   For example, you are in fund A. You can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C.

   If you exceed the number of trades described above, you may be barred indefinitely from further purchases of T. Rowe Price funds.

   Three types of transactions are exempt from excessive trading guidelines: 1) trades solely between money market funds; 2) redemptions that are not part of exchanges; and 3) systematic purchases or redemptions (see Shareholder Services).

T. ROWE PRICE                                 18
 Keeping Your Account Open

   Due to the relatively high cost to the funds of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees


   o A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?

   The T. Rowe Price Spectrum Fund, Inc. (Spectrum Fund) is a Maryland corporation organized in 1987 and is registered with the Commission under the 1940 Act as a nondiversified, open-end investment company, commonly known as a "mutual fund." Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

   Currently, Spectrum Fund consists of three series, the Spectrum Income Fund, the Spectrum Growth Fund, and the Spectrum International Fund (collectively referred to as "the funds"), each of which represents a separate class of shares and has different objectives and investment policies. The Spectrum Income and Spectrum Growth Funds were established in 1990, and the Spectrum International Fund was established in 1996. The Spectrum Fund's charter provides that the Board of Directors may issue additional series of shares and/or additional classes of shares for each series.


   o Shareholders benefit from T. Rowe Price's 60 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes of a fund may call a special meeting if they wish for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you

T. ROWE PRICE                                 20
   cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.


 Who runs the funds?

   General Oversight
   Spectrum Fund is governed by a Board of Directors that meets regularly to review the funds' investments, performance, expenses, and other business affairs. The Board elects the funds' officers. The policy of the funds is that a majority of the Board members will be independent of T. Rowe Price and Price-Fleming and that none of the independent directors will be directors of any underlying fund. In exercising their responsibilities, the Board, among other things, will refer to the Special Servicing Agreements and policies and guidelines included in the Exemptive Order ("Order") issued by the Securities and Exchange Commission in connection with the operation of the funds. The interested directors and the officers of Spectrum Fund and T. Rowe Price and Price-Fleming also serve in similar positions with most of the underlying funds. Thus, if the interests of a Spectrum Fund and the underlying funds were ever to diverge, it is possible that a conflict of interest could arise and affect how the interested directors and officers fulfill their fiduciary duties to that fund and the underlying funds. The directors of Spectrum Fund believe they have structured each fund to avoid these concerns. However, conceivably, a situation could occur where proper action for a Spectrum Fund could be adverse to the interests of an underlying fund, or the reverse. If such a possibility arises, the directors and officers of the affected funds and T. Rowe Price or Price-Fleming, as applicable, will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.


   o All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price-specifically by the fund's portfolio managers.

   Portfolio Management: Spectrum Income and Spectrum Growth Funds
   Spectrum Income and Spectrum Growth Funds have an Investment Advisory Committee composed of the following members: Peter Van Dyke, Chairman, Stephen W. Boesel, Edmund M. Notzon, James S. Riepe, Charles P. Smith, and M. David Testa. The committee chairman has day-to-day responsibility for managing the Spectrum Income and Spectrum Growth Funds and works with the committee in developing and executing these funds' investment programs. Mr. Van Dyke has been chairman of the committee since 1990. He has been managing investments since joining T. Rowe Price in 1985.

MORE ABOUT THE FUNDS                          21
   Portfolio Management: Spectrum International Fund
   Spectrum International has an Investment Advisory Committee composed of the following members: John R. Ford, Chairman, M. David Testa, Martin G. Wade, and David J. L. Warren. The committee chairman has day-to-day responsibility for managing this fund and works with the committee in developing and executing the fund's investment program. Mr. Ford joined Price-Fleming in 1982 and has 15 years of experience in managing investments.

   Management of the Underlying Funds
   T. Rowe Price serves as investment manager to all of the underlying domestic funds. Price-Fleming serves as investment manager to all of the underlying international funds. Each manager is responsible for selection and management of the underlying funds' portfolio investments. T. Rowe Price serves as investment manager to a variety of individual and institutional investors, including limited and real estate partnerships and other mutual funds.

   Price-Fleming was incorporated in Maryland in 1979 as a joint venture between
   T. Rowe Price and Robert Fleming Holdings Limited (Flemings). Flemings is a diversified investment organization which participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Tokyo, Hong Kong, Manila, Kuala Lumpur, Seoul, Taipei, Bombay, Jakarta, Singapore, Bangkok, and Johannesburg. Flemings was incorporated in 1974 in the United Kingdom as successor to the business founded by Robert Fleming in 1873.

   T. Rowe Price, Flemings, and Jardine Fleming are owners of Price-Fleming. The common stock of Price-Fleming is 50% owned by a wholly owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings, and 25% by Jardine Fleming Group Limited (Jardine Fleming). (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has the right to elect a majority of the Board of Directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of these and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the funds' transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202.

T. ROWE PRICE                                 22
 How are fund expenses determined?

   Each Spectrum Fund will operate at a zero expense ratio. However, each fund will incur its pro-rata share of the fees and expenses of the underlying funds in which they invest. The payment of each fund's operational expenses is subject to a Special Servicing Agreement (described below) as well as certain undertakings made by T. Rowe Price and Price-Fleming under their respective Investment Management Agreements with each Spectrum Fund. Fund expenses include: shareholder servicing fees and expenses; custodian and accounting fees and expenses; legal and auditing fees; expenses of preparing and printing prospectuses and shareholder reports; registration fees and expenses; proxy and annual meeting expenses, if any; and directors' fees and expenses.


   o Here is some information regarding the Special Servicing Agreements.

   One Special Servicing Agreement (Agreement) is between and among Spectrum Fund on behalf of Spectrum Income and Spectrum Growth Funds, the underlying funds in which they invest, and T. Rowe Price. A second Special Servicing Agreement (Agreement) is between and among Spectrum Fund, on behalf of Spectrum International, the underlying funds in which it invests, Price-Fleming, and T. Rowe Price.

   The Agreements provide that the expenses of each Spectrum Fund will be paid by the underlying funds in which they invest subject to the following: If the Board of Directors or Trustees of any underlying fund determines that the estimated savings to the underlying fund from the operation of Spectrum Fund exceeds the underlying fund's share of the aggregate expenses of Spectrum Fund, the underlying fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund. No underlying fund will bear expenses in excess of the estimated savings to it. The savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the underlying funds and from the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the underlying funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

   Under the Investment Management Agreements with the funds, and the Special Servicing Agreements, T. Rowe Price has agreed to bear any expenses of the Spectrum Growth and Spectrum Income Funds and Price-Fleming has agreed to bear any expenses of the Spectrum International Fund which exceed the estimated savings to each of the underlying funds. Thus, the Spectrum Funds will operate at a zero expense ratio. Of course, shareholders of the Spectrum Funds will still indirectly bear their fair and proportionate share of the cost of operating the underlying funds owned by each Spectrum Fund.

MORE ABOUT THE FUNDS                          23
   Management Fee
   T. Rowe Price is the investment manager for the Spectrum Income Fund and the Spectrum Growth Fund, and Price-Fleming is investment manager for the Spectrum International Fund. Neither will be paid a management fee for performing such services. However, T. Rowe Price and Price-Fleming receive management fees from managing the underlying funds.

   T. Rowe Price will determine how Spectrum Income Fund's and Spectrum Growth Fund's assets are invested and Price-Fleming will determine how the Spectrum International Fund's assets will be invested consistent with the investment objectives and policies of each fund described in this prospectus and procedures and guidelines established by the Board of Directors for the Spectrum Fund. The Directors for Spectrum Fund will periodically monitor the allocations and the basis upon which such allocations were made or maintained. Each fund, as a shareholder in any underlying fund, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the underlying funds. The total management fee paid by each fund varies. See the underlying funds' Statements of Additional Information for specific fees.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our newsletter, The Price Report, in Insights articles, in T. Rowe Price advertisements, and in the media.


 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Including reinvested distributions means that total return numbers include the effect of compounding, i.e., you receive income and capital gain distributions on a rising number of shares.

   Advertisements for a fund may include cumulative or compound average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


   o Total return is the most widely used performance measure. Detailed performance information is included in the funds' annual and semiannual shareholder reports and in the quarterly Performance Update, which are all available without charge.

T. ROWE PRICE                                 24
 Cumulative Total Return

   This is the actual rate of return on an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated between the beginning and the end of the period specified.


 Average Annual Total Return

   This is always hypothetical. Working backward from the actual cumulative return, it tells you what constant year-by-year return would have produced the actual cumulative return. By smoothing out all the variations in annual performance, it gives you an idea of the investment's annual contribution to your portfolio provided you held it for the entire period in question.


 Yield (Spectrum Income Fund)


   o You will see frequent references to a fund's yield in our reports, in advertisements, in media stories, and so on.

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the fund's net asset value. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   The advertised or "SEC" yield is found by determining the net income per share (as defined by the SEC) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield may differ from the dividend yield.



 SPECIAL RISKS AND CONSIDERATIONS
 ----------------------------------------------------------
   Prospective investors should consider the following factors:

  . The investments of each Spectrum Fund are concentrated in the underlying funds, so each fund's investment performance is directly related to the investment performance of these underlying funds.

  . As an operating policy, the Spectrum Income and Spectrum Growth Funds will not redeem more than 1% of any underlying fund's assets during any period less than 15 days, except when necessary to meet the fund's shareholder redemption requests. As a result, the funds may not be able to reallocate assets among the underlying funds as efficiently and rapidly as would be the case in the absence of this constraint. This limitation does not apply to Spectrum International Fund.

MORE ABOUT THE FUNDS                          25
   o Further information on these investment policies and practices can be found under Investment Policies of the Underlying Funds and in the Statement of Additional Information, as well as in the prospectuses of each of the underlying funds.

  . The officers, interested directors, and investment managers of Spectrum
   Funds presently serve as officers, interested directors, and investment managers of the underlying funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Spectrum Funds and the underlying funds.



 DESCRIPTION OF UNDERLYING FUNDS
 ----------------------------------------------------------
   Table 5 gives a brief description of the principal investment programs of the underlying funds. Additional investment practices are described under Special Risks and Considerations, in the Statement of Additional Information, and in the prospectuses for each of the underlying funds.


   o For more information about an underlying fund, call: 1-800-638-5660 1-410-547-2308

   The major characteristics of the underlying T. Rowe Price funds are as follows:

 Table 5
     Fixed Income Funds      Objective/Program
     Summit Cash Reserves    Stable share price and liquidity while generating
                             current income. Invests at least 95% of its total
                             assets in prime money market securities receiving
                             the highest credit rating.

     Short-Term Bond         High income with limited share price fluctuation.
                             Normally invests at least 65% of assets in
                             short-term bonds, primarily short- and
                             intermediate-term corporate, government, and
                             mortgage debt securities. Securities purchased
                             will be rated within the four highest credit
                             categories.The fund's dollar-weighted average
                             effective maturity will not exceed three years.

     GNMA High income consistent with maximum credit protection and moderate share price fluctuation.
                             Invests exclusively in securities backed by the full faith and credit of the U.S. government (this guarantee does not apply to the fund's share price, which will fluctuate). Average maturity generally expected to be between 3 and 10 years.

     New Income              High income with moderate share price fluctuation.
                             Invests at least 80% of total assets in
                             investment-grade instruments, principally in U.S.
                             government and agency obligations, mortgage-backed
                             securities, and corporate debt securities. Average
                             maturity expected to be between 4 and 15 years.

     U.S. Treasury           HIgh level of income from investments in U.S.
     Long-Term               government-backed securities,
                             primarily long-term U.S. Treasuries.

     High Yield              High income and capital appreciation through
                             investments in high-yield ("junk") bonds. Average
                             maturity expected to be in the 8- to 12-year
                             range.
-------------------------------------------------------------------------------
                                                       (continued on next page)

T. ROWE PRICE                                 26

 Table 5 (continued)
     Equity Funds            Objective/Program

     Equity Income           Substantial dividend income and capital
                             appreciation through investments primarily in the
                             common stocks of established companies paying
                             above-average
                             dividends.

     Growth & Income         Capital appreciation and reasonable dividend
                             income through investments in growth stocks.
                             Invests principally in large-cap U.S.-based
                             companies.

     Growth Stock            Capital appreciation and increasing income through
                             investments in growth stocks. Invests principally
                             in large-cap U.S.-based companies.

     New Era                 Capital appreciation through investments in U.S.
                             and foreign natural resource stocks whose earnings are expected to grow faster than inflation.

     Blue Chip Growth        Capital appreciation through investments in the
                             common stocks of large and medium-sized blue chip
                             companies with potential for above-average
                             earnings growth.

     Mid-Cap Value           Capital appreciation through investments in
                             midsize companies whose stocks appear undervalued.

     New Horizons            Aggressive capital appreciation through
                             investments in small-company stocks. Invests
                             primarily in emerging growth companies, early in
                             their corporate life cycles.

     International Funds     Objective/Program

     International Bond      High income and capital appreciation through
                             investments primarily in high-quality foreign
                             bonds. May invest up to 20% of assets in
                             below-investment-grade, high-risk bonds, including
                             bonds in default or those with the lowest rating.
                             The fund has no maturity restrictions on the
                             overall portfolio or on individual securities, but
                             expects to maintain an intermediate to long
                             weighted average maturity. The fund is normally
                             heavily exposed to fluctuations in foreign
                             currencies.

     International Stock     Capital appreciation through investments in stocks
                             of established foreign
                             companies.

     International           Capital appreciation through investments in small-
     Discovery               and medium-sized non-U.S. companies.

     European Stock          Capital appreciation through investments primarily
                             in companies domiciled in Europe.

     Japan Capital appreciation through investments in companies operating in Japan.

     New Asia Capital appreciation through investments in companies operating in Asia, excluding Japan.

     Emerging Markets Stock  Capital appreciation through investments in companies in emerging markets.

     Latin America           Capital appreciation through investments primarily
                             in companies located in Latin America.

     Emerging Markets Bond   High current income and capital appreciation
                             through investments primarily in high-yielding and
                             high-risk government and corporate debt securities
                             of less-
                             developed countries.
-------------------------------------------------------------------------------




 INVESTMENT POLICIES OF THE SPECTRUM FUNDS
 ----------------------------------------------------------
   Each Spectrum Fund's investment policies and practices are subject to further restrictions and risks which are described in the Statement of Additional Information. The funds will not make a material change in their investment objectives or their fundamental policies without obtaining shareholder approval. Shareholders will be notified of any material change in such investment programs.

MORE ABOUT THE FUNDS                          27
   Cash Position

   While the Spectrum Income Fund will remain primarily invested in bonds, the Spectrum Growth Fund in stocks, and the Spectrum International Fund in international stocks, each fund can hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, a fund may invest without limitation in such securities. Each fund may invest its cash reserves in the Summit Cash Reserves Fund. A reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual volatility.

   Diversification
   Spectrum Fund is a "nondiversified" investment company for purposes of the 1940 Act because it invests in the securities of a limited number of mutual funds. However, the underlying funds themselves are diversified investment companies (with the exception of the T. Rowe Price International Bond Fund, Emerging Markets Bond Fund, and Latin America Fund). Spectrum Fund intends to qualify as a diversified investment company for the purposes of Subchapter M of the Internal Revenue Code.

   Fundamental investment policies As a matter of fundamental policy, each Spectrum Fund will not: (i) invest more than 25% of its respective total assets in any one industry, except for investment companies which are members of the T. Rowe Price family of funds; (ii) borrow money, except temporarily, to facilitate redemption requests in amounts not exceeding 30% of each fund's total assets valued at market; (iii) in any manner transfer as collateral for indebtedness any securities owned by each fund except in connection with permissible borrowings, which in no event will exceed 30% of each fund's total assets valued at market.

   Operating policies Each Spectrum Fund cannot (i) change the selection of the underlying funds in which they can invest; or (ii) change the percentage ranges which may be allocated to the underlying funds unless authorized to do so by the Board of Directors. Shareholders will be informed of any such changes.

   Other Investment Restrictions
   As a matter of operating policy, each Spectrum Fund will not, among other things: (i) purchase additional securities when money borrowed exceeds 5% of the fund's total assets; (ii) invest more than 10% of its net assets in illiquid securities; or (iii) redeem securities from any underlying fund at a rate in excess of 1% of the underlying fund's assets in any period of less than 15 days, except where necessary to meet shareholder redemption requests. This last limitation does not apply to Spectrum International Fund.

T. ROWE PRICE                                 28
   Portfolio Turnover
   Each Spectrum Fund's portfolio turnover is expected to be low. The Spectrum Funds will purchase or sell securities to: (i) accommodate purchases and sales of each fund's shares; and (ii) maintain or modify the allocation of each fund's assets among the underlying funds within the percentage limits described earlier. During the Spectrum International Fund's initial period of operations, its portfolio turnover rate is not expected to exceed 50%. The Spectrum Income Fund's and Spectrum Growth Fund's portfolio turnover rates for the previous three fiscal periods are shown in Table 6.

 Table 6
     Portfolio Turnover Rates  1996        1995        1994

     Spectrum Income Fund        17.6%       20.2%        23.1%

     Spectrum Growth Fund         2.9         7.4         20.7
-------------------------------------------------------------------


 INVESTMENT POLICIES AND PRACTICES OF UNDERLYING FUNDS
 ----------------------------------------------------------
   In pursuing their investment objectives and programs, each of the underlying funds is permitted to engage in a wide range of investment policies. Certain of these policies are described in the following paragraphs and further information about the underlying funds is contained in the Statement of Additional Information as well as in the prospectuses of such funds. Because each fund invests in the underlying funds, shareholders of each fund will be affected by these investment policies in direct proportion to the amount of assets each fund allocates to the underlying funds pursuing such policies.


   o Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the funds achieve their objectives.

   Lending of Portfolio Securities
   Like other mutual funds, the underlying funds may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the underlying funds could experience delays in recovering securities and possibly capital losses.

   Managing Foreign Currency Risk
   Foreign securities in which the underlying funds invest are subject to currency risk, that is, the risk that the U.S. dollar value of these securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Investors in foreign securities may "hedge" their

MORE ABOUT THE FUNDS                          29
   exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." An underlying fund may also use these contracts to create a synthetic bond-issued by a U.S. company, for example, but with the dollar component transformed into a foreign currency. Although the underlying funds will engage in foreign currency transactions primarily to protect the fund's foreign securities from adverse currency movements relative to the dollar, they involve the risk that anticipated currency movements will not occur and a fund's total return could be reduced.

   There are certain markets where it is not possible to engage in effective foreign currency hedging. This may be true, for example, for the currencies of various Latin American countries and other emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

   Futures and Options
   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options (another type of potentially high-risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The underlying funds may buy and sell futures and options contracts for a number of reasons, including: to manage their exposure to changes in interest rates, securities prices, and foreign currencies; to efficiently adjust their overall exposure to certain markets; to attempt to enhance income; to protect the value of portfolio securities; and to adjust the portfolios' duration.

   The underlying funds may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower the funds' total return; and the potential loss from the use of futures can exceed the funds' initial investment in such contracts. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by the funds.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670 1-410-625-6585
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check together with the New Account Form to the address on the next page. We do not accept third party checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

INVESTING WITH T. ROWE PRICE                  31
Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 account name and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed above.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.

   Through a Broker
If you buy or sell T. Rowe Price funds through anyone other than T. Rowe Price, such as broker-dealers or banks, you may be charged transaction or service fees by those institutions. No such fees are charged by T. Rowe Price Investment Services or the T. Rowe Price funds for transactions conducted directly with the fund.

T. ROWE PRICE                                 32
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access, your personal computer, or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the address shown below with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements -Excessive Trading.

INVESTING WITH T. ROWE PRICE                  33
Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers -By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements-Signature Guarantees).

Regular Mail
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 89000 Baltimore, MD 21289-0300

/(For mailgrams, express, registered, or certified mail, see Opening a / /New Account.)/

Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

Rights Reserved by the Fund
The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever

T. ROWE PRICE                                 34
is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.



 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500
Investor Services    1-800-638-5660 1-410-547-2308
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide contains detailed descriptions of these and other services.

If you are a new T. Rowe Price investor, you will receive a Services Guide with our Welcome Kit.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Exchange Service
You can move money from one account to an existing identically registered account, or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the funds are registered.) Some of the T. Rowe Price

INVESTING WITH T. ROWE PRICE                  35
funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers below).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access, but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

T. ROWE PRICE                                 36
Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 DISCOUNT BROKERAGE
 ----------------------------------------------------------
This additional service gives you the opportunity to easily consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell individual securities - stocks, bonds, options, and others-at considerable commission savings over full-service brokers. We also provide a wide range of services, including:

To open an account 1-800-638-5660
For existing discount brokerage investors 1-800-225-7720
Automated telephone and on-line services
You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.

Note: Discount applies to our current commission schedule, subject to our $35 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month Newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service-free of charge.

/Discount Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./

INVESTING WITH T. ROWE PRICE                  37
 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
Quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, Tax Considerations for Investors, and Diversifying Overseas: A T. Rowe Price Guide to International Investing.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.

To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660    1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 1-800-638-2587    24 hours, 7 days

To Open a Discount
Brokerage Account
 1-800-638-5660

Plan Account Line
 1-800-401-3279
 For retirement plan
 investors

Investor Centers
 101 East Lombard St.    Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

Internet Address
 www.troweprice.com

                                                                C08-040 12/19/97




               STATEMENT OF ADDITIONAL INFORMATION

       T. ROWE PRICE SPECTRUM FUND, INC. ("Spectrum Fund")

               Spectrum Income Fund ("Income Fund")

               Spectrum Growth Fund ("Growth Fund")

        Spectrum International Fund ("International Fund")

                          (the "Funds")

    This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' prospectus dated May 1, 1997, which may be obtained from T. Rowe Price Investment Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202.

If you would like a prospectus for a Fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses will be sent to you. Please read it carefully.

   The date of this Statement of Additional Information is May 1, 1997.

PAGE 2
                        TABLE OF CONTENTS

                                   Page                                  Page

Capital Stock. . . . . . . . . . . . 30  Investment Policies . . . . .      3
Code of Ethics . . . . . . . . . . . 26  Investment Restrictions . . . . . 16
Custodian. . . . . . . . . . . . . . 26  Legal Counsel . . . . . . .       31
Distributor for the Funds. . . . . . 25  Management of the Funds . . . . . 19
Dividends. . . . . . . . . . . . . . 27  Net Asset Value Per Share . . . . 27
Federal Registration of Shares . . . 31  Pricing of Securities . . . . .  .26
Independent Accountants. . . . . . . 31  Principal Holders of Securities  .21
Investment Management Services . . ..22  Repurchase Agreements . . . . . . 13
Investment Objectives and Policies . .2  Shareholder Services. . . . . . . 26
Investment Performance . . . . . . . 29  Special Considerations. . . . . . 15
                                         Tax Status . . . . . . . . . .    27
                                         Yield Information. . . . .     28

                INVESTMENT OBJECTIVES AND POLICIES

    The following information supplements the discussion of the Funds' investment objectives and policies discussed in the Funds' prospectus. The Funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the Funds are not fundamental policies. The operating policies of a Fund are subject to change by Spectrum Fund's Board of Directors without shareholder approval. However, shareholders will be notified of a material change in an operating policy. The fundamental policies of a Fund may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

                          Spectrum Fund

    The following information supplements the discussion of each Fund's investment objectives and policies discussed in the prospectus.

    The proliferation of mutual funds has left many investors in search of a means of diversifying among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selections. In response to this need, the Spectrum Fund has been created as a means of providing a simple and effective means of structuring a comprehensive mutual fund investment program. By selecting the Spectrum Growth Fund, the Spectrum Income Fund, the Spectrum International Fund, or a combination of any of these, investors may choose the investment objective appropriate for their long-term investment goals. The Spectrum Funds will attempt to achieve these goals by diversification in a selected group of other T. Rowe Price Funds.

Although the Spectrum Funds are not asset allocation or market timing funds, each, over time, will adjust the amount of its assets invested in the various other T. Rowe Price Funds as economic, market and financial conditions warrant.

                       INVESTMENT POLICIES

    The following is a description of the investment objective and program for each of the Underlying Price Funds.

                       Spectrum Income Fund

    T. Rowe Price Short-Term Bond Fund, Inc. seeks a high level of income consistent with minimal fluctuation in principal value and liquidity. The Fund will invest in a diversified portfolio of short- and intermediate-term corporate, government, and mortgage-backed securities. The Fund may also invest in other types of securities such as bank obligations, collateralized mortgage obligations (CMOs), foreign securities, hybrids, and futures and options. Under normal circumstances, at least 65% of the Fund's total assets will be invested in short-term bonds. The Fund's dollar-weighted average effective maturity will not exceed three years, and the Fund will not purchase any security whose effective maturity, average life, or tender date, measured from the date of settlement, exceeds seven years. The Fund will purchase securities rated within the four highest credit categories by at least one established public rating agency (or, if unrated, a T. Rowe Price equivalent). An investment-grade security can range from the highest rated (AAA) to medium quality (BBB). Securities in the BBB category may be more susceptible to adverse economic conditions or changing circumstances, and the securities at the lower end of the BBB category have certain speculative characteristics. The Fund may retain a security that is downgraded to a noninvestment-grade level after purchase.

    T. Rowe Price GNMA Fund seeks to provide high level of current income consistent with maximum credit protection and moderate price fluctuation by investing exclusively in securities backed by the full faith and credit of the U.S. government and instruments involving these securities. The Fund will seek to fulfill its objective by investing primarily in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), an agency of the Department of Housing and Urban Development (HUD). GNMA, in turn, guarantees the timely payment of interest and principal on its securities, a guarantee backed by the U.S. Treasury. The GNMA guarantee does not apply in any way to the price of GNMA securities or the Fund's share price, both of which will fluctuate with market conditions.

    The Fund can also purchase bills, notes, and bonds issued by the U.S. Treasury as well as related futures, other agency securities backed by the full faith and credit of the U.S. government; and securities involving GNMAs, such as collateralized mortgage obligations (CMOs) and stripped certificates (securities that receive only the interest or principal portion of the underlying mortgage payments).

    Mortgage-backed securities are securities representing an interest in a pool of mortgages. Mortgage lenders pool individual home mortgages to back a certificate or bond, which is then sold to investors. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year and 15-year fixed rate, and graduated payment. Interest and principal payments generated by the underlying mortgages are passed through to the investors.
This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.)
The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. As a result the actual or "effective" maturity of a mortgage-backed security is virtually always shorter than its stated maturity.

    T. Rowe Price New Income Fund, Inc. seeks to provide the highest level of income consistent with the preservation of capital over time through investment primarily in marketable debt securities. At least 80% of the Fund's total assets will be invested in income-producing, investment-grade instruments, including (but not limited to) U.S. government and agency obligations, mortgage-backed securities, corporate debt securities, asset-backed securities, bank obligations, CMOs, commercial paper, foreign securities, and others. Their are no maturity restrictions on securities purchased by the Fund, but the Fund's dollar-weighted average maturity is generally expected to be between 4 and 15 years. Securities purchased by the Fund will be rated within the four highest credit categories by at least one established public rating agency (or, if unrated, a T. Rowe Price equivalent) and the Fund will not purchase any security that is rated below investment grade by Standard & Poor's, Moody's, or Fitch Investor Services. An investment-grade security can range from the highest rating (AAA) to medium quality (BBB). Securities in the BBB category are more susceptible to adverse economic conditions or changing circumstances and the securities at the lower end of the BBB category have certain speculative characteristics. The Fund may retain a security that is downgraded to a noninvestment-grade level after purchase.

    T. Rowe Price High Yield Fund, Inc. has high current income and, secondarily, capital appreciation as its objective. Under normal conditions, the Fund expects to invest at least 80% of its total assets in a widely diversified portfolio of high-yield bonds (so-called "junk" bonds), and income producing convertible securities and preferred stocks. The Fund may also invest in a variety of other securities, including foreign securities, pay-in-kind bonds, private placements, bank loans, hybrid instruments, futures, and options.

Special Risks of Investing in Junk Bonds

    The following special considerations are additional risk factors associated with the Fund's investments in lower rated debt securities.

    Youth and Growth of the Lower Rated Debt Securities Market. The market for lower rated debt securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower rated debt securities in the Fund's portfolio, the Fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher rated securities. An investment in this Fund is more speculative than investment in shares of a fund which invests only in higher rated debt securities.

    Sensitivity to Interest Rate and Economic Changes. Prices of lower rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

    Liquidity and Valuation. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

    Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid or restricted lower rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the Fund owns will affect its net asset value per share. If market quotations are not readily available for the Fund's lower rated or nonrated securities, these securities will be valued by a method that the Fund's Board of Directors believes accurately reflects fair value. Judgment plays a greater role in valuing lower rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

    Congressional Action. New and proposed laws may have an impact on the market for lower rated debt securities. T. Rowe Price is unable at this time to predict what effect, if any, any such legislation may have on the market for lower rated debt securities.

    Taxation. Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

                       Spectrum Growth Fund

    T. Rowe Price Growth & Income Fund, Inc. seeks to provide long-term capital growth, a reasonable level of current income, and increasing future income through investments primarily in dividend-paying stocks. The Fund focuses on companies whose earnings are expected by T. Rowe Price to grow and can support a growing dividend payment, as well as stocks that do not pay dividends currently but offer prospects of appreciation and future income.

    Most of the assets will be invested in U.S. common stocks. However, the Fund may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants, when considered consistent with the Fund's investment objective and program. The portfolio manager may also engage in a variety of investment management practices, such as buying and selling futures and options.

    T. Rowe Price New Era Fund, Inc. seeks to provide long-term capital appreciation by investing primarily in common stocks of companies that own or develop natural resources and other basic commodities, and in the stocks of selected, nonresource growth companies. The Fund's primary focus will be on the common stocks of companies whose earnings and tangible assets could benefit from accelerating inflation. T. Rowe Price believes that natural resource companies with the flexibility to adjust prices or control operating costs offer attractive opportunities for capital growth when inflation is rising. Income is not a consideration in the selection of securities.

    At least half of Fund assets will be invested in U.S. securities, principally common stocks, and the Fund may also invest up to 50% of its assets in foreign securities. In addition to common stocks, the Fund may also purchase other types of securities, for example, convertible stocks and bonds, and warrants, when considered consistent with the Fund's investment objective. The Fund may also engage in a variety of investment management practices, such as buying and selling futures and options.

    T. Rowe Price Growth Stock Fund, Inc. seeks to provide long-term growth of capital and, secondarily, increasing dividend income by investing primarily in common stocks of well-established growth companies. The Fund will invest at least 65% of total assets in the common stocks of a diversified group of growth companies. The companies in which the Fund invests normally (but not always) pay dividends, that are generally expected to rise in future years as earnings increase. Most of the assets will be invested in U.S. common stocks. However, the Fund may also purchase other types of securities, for example, foreign securities, convertible securities, and warrants, when considered consistent with the Fund's investment objective and program. The Fund may also engage in a variety of investment management practices, such as buying and selling futures and options.

    T. Rowe Price New Horizons Fund, Inc. seeks to provide long-term growth of capital by investing primarily in common stocks of small, rapidly growing companies. The Fund will invest primarily in a diversified group of small, emerging growth companies. It will seek to invest early in the corporate life cycle, before a company becomes widely recognized by the investment community. The Fund may also invest in companies which offer the possibility of accelerating earnings growth because of rejuvenated management, new products, or structural changes in the economy. Total return will consist primarily of capital appreciation or depreciation.

    Most of the assets will be invested in U.S. common stocks. However, the Fund may also purchase other types of securities, for example, foreign securities, convertible securities, and warrants, when considered consistent with the Fund's investment objective and program. The Fund may also engage in a variety of investment management practices, such as buying and selling futures and options.

                   Spectrum International Fund

    International Discovery Fund seeks to provide long-term growth of capital through investments primarily in common stocks of rapidly growing, small to medium-sized non-U.S. companies. Such companies may be found in both developed and emerging markets. Traditionally, they are more dynamic and offer greater growth potential than larger companies, but they are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings. Depending on conditions, the Fund's portfolio should be composed of at least 10 countries and 100 different companies.

    European Stock Fund seeks to provide long-term growth of capital through investments primarily in common stocks of both large and small European companies. Current income is a secondary objective. The Fund seeks to take advantage of opportunities arising from such trends as privatization, the reduction of trade barriers, and the potential growth of the emerging economies of Eastern Europe. Normally, at least five countries will be represented in the portfolio, and investments may be made in any of the countries listed below, as well as others as their markets develop.

Primary Emphasis: France, Germany, Netherlands, Italy, Spain, Sweden, Switzerland, and United Kingdom.

Others: Austria, Belgium, Czech Republic, Denmark, Estonia, Finland, Greece, Hungary, Ireland, Israel, Latvia, Lithuania, Luxembourg, Norway, Poland, Portugal, Russia, Slovakia, and Turkey.

    New Asia Fund seeks to provide long-term growth of capital through investment in large and small companies domiciled or with primary operations in Asia, excluding Japan. The Fund may also invest in Pacific Rim countries such as Australia and New Zealand.

    Countries in which the Fund may invest include those in the following list as well as others in the region, such as China and Pakistan, as their markets become more accessible. Investments will represent a minimum of five countries.

Primary Emphasis: Australia, Hong Kong, Indonesia, India, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan, Thailand, and Vietnam.

    Japan Fund seeks to provide long-term growth of capital through investments in common stocks of large and small companies domiciled or with primary operations in Japan. Assets will normally be invested across a wide range of industries and companies (both small and large). Investors in a single-country fund are fully exposed to that country's economic and stock market cycles, which could increase both its risks and its potential rewards compared with a fund invested in several countries or regions.

    Emerging Markets Stock Fund seeks to provide long-term growth of capital through investment primarily in common stocks of large and small companies domiciled, or with primary operations, in emerging markets. An emerging market includes any country defined as emerging or developing by the International Bank for Reconstruction and Development (World Bank), the International Finance Corporation, or the United Nations. The Fund's investments are expected to be diversified geographically across emerging markets in Latin America, Asia, Europe, Africa, and the Middle East.

    Countries in which the Fund may invest are listed below and others will be added as opportunities develop:

Asia: China, Hong Kong, Indonesia, India, Korea, Malaysia, Mauritius, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan, Thailand, and Vietnam.

Latin America: Argentina, Belize, Brazil, Chile, Colombia, Mexico, Panama, Peru, and Venezuela.

Europe: Austria, Czech Republic, Estonia, Greece, Hungary, Latvia, Lithuania, Poland, Portugal, Russia, Slovakia, and Turkey.

Africa and the Middle East: Botswana, Egypt, Israel, Jordan, Morocco, Nigeria, South Africa, Tunisia, and Zimbabwe.

    Emerging market investments rank high on the potential risk and reward spectrum because a developing country, much like an emerging-growth company, often advances in fits and starts toward developed status, and may or may not successfully achieve that status. Investors in this Fund should be comfortable with the risks of international investing and be prepared for substantial share price volatility.

    Latin America Fund seeks to provide long-term growth of capital through investment primarily in common stocks of companies domiciled, or with primary operations, in Latin America. The Fund expects to invest primarily in Mexico, Brazil, Chile, Argentina, Venezuela, and other markets as opportunities arise and conditions permit, including, but not limited to Belize, Colombia, Peru, Ecuador, and Guatemala. The portfolio is normally expected to invest in at least four countries.

    The Fund expects to make substantial investments (at times more than 25% of total assets) in the telephone companies of various Latin American countries. These utilities play a critical role in a country's economic development, but their stocks could be adversely affected if trends favoring development were to be reversed.

    Because Latin America includes many less-developed countries with legacies of political instability, investors should read the section on major risks of international investing, particularly the discussion of "political and economic factors."

    Emerging Markets Bond Fund seeks to provide high income and capital appreciation. The Fund invests at least 65% (and potentially all) of its total assets in the government and corporate debt securities of emerging nations. Since these countries are less developed and their bonds carry a greater risk of default, such bonds are typically below investment grade and are considered junk bonds in the U.S.

    The Fund may invest in the lowest-rated bonds, including those in default. While these investments may offer significantly greater total returns than higher-quality bonds of developed foreign markets, they entail a higher degree of risk and are subject to sharp price declines.

    There are no maturity restrictions on the Fund. Its weighted average maturity normally ranges between 5 and 10 years, but may vary substantially because of market conditions. Under normal circumstances, most of the Fund's total assets are expected to be denominated in U.S. dollars, and the Fund will not usually hedge foreign currency holdings back to U.S. dollar. Currency fluctuations can have a significant impact on the value of the Fund's holdings.

             Income, Growth, and International Funds

    T. Rowe Price Prime Reserve Fund, Inc. seeks to provide preservation of capital, liquidity, and, consistent with these, the highest possible current income through investments primarily in high-quality money market securities. The Fund will invest at least 95% of its total assets in prime money market instruments, that is, securities receiving the highest credit rating assigned by at least two established rating agencies, by one rating agency if the security is rated by only one, or, if unrated, the equivalent rating as established by T. Rowe Price. The Fund's dollar-weighted average maturity will not exceed 90 days. It will not purchase any security with a maturity of more than 13 months. Its yield will fluctuate in response to changes in interest rates, but the share price is managed to remain stable at $1.00. Unlike most bank accounts or certificates of deposit, the Fund is not insured or guaranteed by the U.S. government.

                  Income and International Funds

    T. Rowe Price International Bond Fund seeks to provide a high level of current income and capital appreciation by investing in high-quality nondollar-denominated, government and corporate bonds outside the U.S. The Fund also seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Fund will invest at least 65% of its assets in high-quality bonds but may invest up to 20% of assets in below-investment-grade, high-risk bonds, including bonds in default or those with the lowest rating. Up to 20% of the Fund's assets may be invested in Brady bonds. Brady bonds are normally dollar denominated.

    Rowe Price-Fleming International, Inc. ("Price-Fleming"), the Fund's investment manager, bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Fund generally invests in countries where the combination of fixed income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the currency risk can be minimized through hedging.

    Although the Fund expects to maintain an intermediate to long weighted average maturity, it has no maturity restrictions on the overall portfolio or on individual securities. Normally, the Fund does not hedge its foreign currency exposure back to the dollar, nor involve more than 50% of total assets in cross hedging transactions. Therefore, changes in foreign interest rates and currency exchange rates are likely to have a significant impact on total return and the market value of portfolio securities. Such changes provide greater opportunities for capital gains and greater risks of capital loss. Price-Fleming attempts to reduce these risks through diversification among foreign securities and active management of maturities and currency exposures.

                     Income and Growth Funds

    T. Rowe Price Equity Income Fund seeks to provide substantial dividend income as well as long-term capital appreciation through investments primarily in common stocks of established companies. Under normal circumstances, the Fund will invest at least 65% of its assets in the common stocks of established companies paying above-average dividends. These companies are expected to have favorable prospects for dividend growth and capital appreciation as determined by T. Rowe Price.

    The Fund may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants, when considered consistent with the Fund's investment objective and program. The portfolio manager may also engage in a variety of investment management practices, such as buying and selling futures and options.

                  Growth and International Funds

    T. Rowe Price International Stock Fund seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The Fund expects to invest substantially all of its assets outside the U.S. and to diversify broadly among countries throughout the world -- developed, newly industrialized, and emerging.

                Risk Factors of Foreign Investing

    There are special risks when investing in the underlying international funds. Some risks are inherent in any international mutual fund while others relate more to the countries in which the funds will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

    Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1992, there were two military coup attempts in
Venezuela, and in 1992 the President of Brazil was impeached. In 1994-1995, the Mexican peso plunged in value, setting off a severe crisis in the Mexican economy. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border between North and South Korea.

    Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

    Currency Fluctuations. The international funds will invest in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the funds' assets denominated in that currency. Such changes will also affect the funds' income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of the funds' securities denominated in that currency would be expected to decline.

    Investment and Repatriation of Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may limit at times and preclude investment in certain of such countries and may increase the cost and expenses of the international funds. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the international funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year.

    Market Characteristics. It is contemplated that most foreign securities, other than Latin American securities, will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through ADRs traded in the United States. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the international funds' portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the international funds will endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to a Fund.

    Investment Funds. The international funds may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The international funds' investment in these funds is subject to the provisions of the 1940 Act. If the international funds invest in such investment funds, the international funds' shareholders will bear not only their proportionate share of the expenses of the international funds (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

    Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable to those applicable to United States companies. It also may be more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.



    Taxes. The dividends and interest payable on certain of the international funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the international funds' shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Funds. (See "Tax Status," page 27.)

    Costs. Investors should understand that the expense ratios of the international funds can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the international funds are higher.

    Small Companies. Small companies may have less experienced management and fewer management resources than larger firms. A smaller company may have greater difficulty obtaining access to capital markets, and may pay more for the capital it obtains. In addition, smaller companies are more likely to be involved in fewer market segments, making them more vulnerable to any downturn in a given segment. Some of these factors may also apply, to a lesser extent, to medium size companies. Some of the smaller companies in which the international funds will invest may be in major foreign markets; others may be leading companies in emerging countries outside the major foreign markets. Securities analysts generally do not follow such securities, which are seldom held outside of their respective countries and which may have prospects for long-term investment returns superior to the securities of well-established and well-known companies. Direct investment in such securities may be difficult for United States investors because, among other things, information relating to such securities is often not readily available. Of course, there are also risks associated with such investments, and there is no assurance that such prospects will be realized.

    Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the international funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

International Stock, International Discovery, European Stock, Emerging Markets Stock, International Bond, and Emerging Market Bond Funds

    Eastern Europe and Russia. Changes occurring in Eastern Europe and
Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of a fund's assets invested in such countries and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. Each fund will only invest in a company located in, or a government of, Eastern Europe and Russia, if it believes the potential return justifies the risk. To the extent any securities issued by companies in Eastern Europe and Russia are considered illiquid, each fund will be required to include such securities within its 15% restriction on investing in illiquid securities.

    Japan. The Japan Fund's concentration of its investments in Japan means the fund will be more dependent on the investment considerations discussed above and may be more volatile than a fund which is broadly diversified geographically. To the extent any of the other Funds also invests in Japan, such investments will be subject to these same factors. Additional factors relating to Japan include the following:

    Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world's highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka and Nagoya.

    Energy. Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

    Foreign Trade. Overseas trade is important to Japan's economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

    Latin America. The Latin America Fund's concentration of its investments in Latin America means the fund will be more dependent on the investment considerations described above and can be expected to be more volatile than a fund which is more broadly diversified geographically. To the extent any of the other Funds also invests in Latin America, such investments will be subject to these same factors. Additional factors relating to Latin America include the following:

    Inflation. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

    Political Instability. The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets.

    Foreign Currency. Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.

       Sovereign Debt. A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

    In addition to the investments described in the Funds' prospectus, the Funds may invest in the following:

                       Types of Securities

   Repurchase Agreements

    Each Fund may enter into repurchase agreements through which investors (such as the Funds) purchases a security (the "underlying security") from a well-established securities dealer or a bank which is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by T. Rowe Price Associates, Inc. ("T. Rowe Price"). At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Neither Fund will enter into a repurchase agreement which does not provide for payment within seven days if, as a result, more than 10% of the value of its net assets would then be invested in such repurchase agreements. The Funds will only enter into a repurchase agreement where (i) the underlying securities are of the type (excluding maturity limitations) which each Fund's investment guidelines would allow it to purchase directly (however, the underlying securities for the Prime Reserve Fund will either be U.S. government securities or securities which, at the time the repurchase agreement is entered into, are rated in the highest rating category by public rating agencies), (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Hybrid Instruments

    Hybrid Instruments (a type of potentially high risk derivative) have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

    The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures, options, and forward contracts herein for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between the Fund and the seller of the Hybrid Instrument, the creditworthiness of the contra party to the transaction would be a risk factor which the Fund would have to consider. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Illiquid or Restricted Securities

    Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Funds' Board of Directors. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

    Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price and Price-Fleming under the supervision of the Fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price and Price-Fleming will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Price-Fleming could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchases, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

                             Warrants

    The Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

    There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the Fund may invest in these securities.

   InterFund Borrowing and Lending

    Subject to approval by the Securities and Exchange Commission, and certain state regulatory agencies, each Fund may borrow funds from, and certain of the Underlying Price Funds may make loans to, and borrow funds from, other Price Funds. These Funds have no current intention of engaging in these practices at this time.

                      SPECIAL CONSIDERATIONS

    Prospective investors should consider that certain Underlying Price Funds (the "Price Funds") may engage in the following:

    (1) Foreign Currency Transactions. Enter into foreign currency transactions. Since investments in foreign companies will usually involve currencies of foreign countries, and the International Bond and International Stock Funds, as well as certain other Price Funds, will hold funds in bank deposits in foreign custodians during the completion of investment programs, the value of the assets of the Price Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and these Price Funds may incur costs in connection with conversions between various currencies. The Price Funds will generally conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the prevailing rate in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Price Funds will generally not enter into a forward contract with a term of greater than one year. Although foreign currency transactions will be used primarily to protect the Price Funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

    (2) Lending Portfolio Securities. Lend portfolio securities for the purpose of realizing additional income. The Price Funds may lend securities to broker-dealers or institutional investors. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

    (3) Futures Contracts and Options (types of potentially high-risk derivatives). Enter into interest rate, stock index or currency futures contracts. Certain Price Funds may enter into such contracts (or options thereon), or a combination of such contracts, (1) as a hedge against changes in prevailing levels of interest rates, price movements or currency exchange rates in the Price Funds' portfolios in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by such Price Funds; (2) as an efficient means of adjusting the Price Funds' exposure to the markets; or (3) to adjust the duration of the Price Funds' portfolios. Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of each Price Fund's net asset value. Certain Price Funds may also purchase and sell call and put options on securities, currencies and financial and stock indices. The aggregate market value of each Fund's currencies or portfolio securities covering call or put options will not exceed 25% of a Fund's net assets. Futures contracts and options can be highly volatile and could result in reduction of a Price Fund's total return and a Price Fund's attempt to use such investments for hedging purposes may not be successful.

    FOR MORE INFORMATION ABOUT AN UNDERLYING PRICE FUND, CALL
                 1-800-638-5660 (1-410-345-2308).

                     INVESTMENT RESTRICTIONS

    Fundamental policies of the Funds may not be changed without the approval of the lesser of (1) 67% of the Funds' shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Funds' outstanding shares. Other restrictions, in the form of operating policies, are subject to change by Spectrum Fund's Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Fund.

                       Fundamental Policies

    As a matter of fundamental policy, each Fund may not:
PAGE 17

    (1) Borrowing. Borrow money, except each Fund may borrow from banks or other Price Funds as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. Each Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities (see page 27 of the prospectus). Interest paid on any such borrowings will reduce net investment income;

    (2)  Commodities

         (a) Commodities. Spectrum Growth and Spectrum Income Funds may not purchase or sell commodities or commodity or futures contracts.

         (b) Commodities. Spectrum International may not purchase or sell physical commodities; except that it may enter into futures contracts and options thereon.

    (3) Loans. Make loans, although the Funds may purchase money market securities and enter into repurchase agreements;

    (4) Margin. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

    (5) Mortgaging. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Funds as security for indebtedness except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of each Fund's total assets, valued at market;

    (6) Real Estate. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (although each Fund may purchase money market securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

    (7)  Senior Securities. Issue senior securities;

    (8)  Short Sales. Effect short sales of securities; or

    (9) Underwriting. Underwrite securities issued by other persons, except to the extent the Funds may be deemed to be underwriters within the meaning of the Securities Act of 1933 in connection with the purchase and sale of their portfolio securities in the ordinary course of pursuing their investment programs.

                        Operating Policies

    As a matter of operating policy, each Fund may not:

    (1) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control.

PAGE 18

    (2) Illiquid Securities. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities.

    (3) Oil and Gas Programs. Purchase participations or other direct interests or enter into leases with respect to, oil, gas, other mineral exploration, or development programs.

    (4)  Options. Invest in options.

    (5) Ownership of Portfolio Securities by Officers and Directors. Purchase or retain the securities of any issuer if, to the knowledge of the Funds' management, those officers and directors of Spectrum Fund, and of its investment manager, who each owns beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

    (6) Futures. Spectrum Income and Spectrum Growth Funds may not invest in futures. Spectrum International Fund, though it has no intention at this time of investing in futures, reserves the right to do so in the future.

    (7) Forward Currency Contracts. None of the Funds has the intention of investing in forward currency contracts at this time. However, they all reserve the right to do so at some point in the future.

    (8) Unseasoned Issuers. Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government or any foreign government, their agencies or instrumentalities, or shares of Price mutual funds) if, as a result, more than 5% of the value of each Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors.

    (9)  Warrants. Invest in warrants.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-21425, October 18, 1995):
(i) there is no limit on the amount the Funds may own of the total outstanding voting securities of registered investment companies which are members of the
T. Rowe Price family of Funds, (ii) each Fund, in accordance with its prospectus, may invest more than 5% of its assets in any one such investment company, and (iii) each Fund may invest more than 10% of its assets, collectively, in registered investment companies which are members of the
T. Rowe Price family of Funds.

    Because of their investment objectives and policies, the Funds will each concentrate more than 25% of their assets in the mutual fund industry. In accordance with the Funds' investment programs set forth in the prospectus, each of the Funds may invest more than 25% of its assets in certain of the Underlying Price Funds. However, each of the Underlying Price Funds in which each Fund will invest (other than New Income Fund, Short-Term Bond Fund, High Yield Fund, Latin America Fund and International Bond Fund) will not concentrate more than 25% of its total assets in any one industry. The Latin America Fund expects to make substantial investments in the telephone companies of various Latin American countries (at times more than 25% of total assets). The New Income Fund and Short-Term Bond Fund will, under certain conditions, invest up to 50% of their assets in any one of the following industries: gas, utility, gas transmission utility, electric utility, telephone utility and petroleum. The Short-Term Bond Fund, International Bond Fund and High Yield Fund will each normally concentrate 25% or more of their assets in the securities of the banking industry when their position in issues maturing in one year or less equals 35% or more of their total assets.
PAGE 19

Redemptions in Kind

    In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of a Fund, brokerage fees could be incurred by the shareholder in subsequent sale of such securities.

Issuance of Fund Shares for Securities

    Transactions involving issuance of a fund's shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international market; and (d) are not illiquid.

                     MANAGEMENT OF THE FUNDS

    The management of each Fund's business and affairs is the responsibility of the Board of Directors for Spectrum Fund. In exercising their responsibilities, the Board, among other things, will refer to the Special Servicing Agreements and policies and guidelines included in an Application for an Exemptive Order (and accompanying Notice and Order issued by the Commission). A majority of Spectrum Fund's directors will be non-interested persons as defined in Section 2(a)(19) of the 1940 Act. However, the interested directors and the officers of Spectrum Fund, T. Rowe Price and Rowe Price-Fleming also serve in similar positions with most of the Underlying Price Funds. Thus, if the interests of a Fund and the Underlying Price Funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how this latter group of persons fulfill their fiduciary duties to that Fund and the Underlying Price Funds. The directors of Spectrum Fund believe they have structured each Fund to avoid these concerns. However, conceivably, a situation could occur where proper action for Spectrum Fund or the Growth Fund, Income Fund, or International Fund separately, could be adverse to the interests of an Underlying Price Fund, or the reverse could occur. If such a possibility arises, the directors and officers of the affected Funds and T. Rowe Price will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, limitations on aggregate investments in the Underlying Price Funds and other restrictions have been adopted by Spectrum Fund to minimize this possibility, and close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.

    The officers and directors of Spectrum Fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, Spectrum Fund's directors who are considered "interested persons" of T. Rowe Price, Rowe Price-Fleming, or the Fund as defined under Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk (*). Mr. Riepe is referred to as an inside director by virtue of his directorship and employment by T. Rowe Price.

*JAMES S. RIEPE, Vice-Chairman of the Board--Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Trust Company and T Rowe Price Investment Services, Inc.; Director, Rhone-Poulenc Rorer, Inc.

JEFFREY H. DONAHUE, Director--Senior Vice President and Chief Financial Officer of The Rouse Company, a full-service real estate and development company, Columbia, Maryland; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044
A. MACDONOUGH PLANT, Director--Partner, law firm of Stewart, Plant & Blumenthal; (formerly until 4/91) Partner, law firm of Semmes, Bowen & Semmes, Baltimore, Maryland; Address: Suite 910, 7 Seven St. Paul Street, Baltimore, Maryland 21202
PETER VAN DYKE, President--Managing Director, T. Rowe Price; Vice President, Price-Fleming and T. Rowe Price Trust Company
STEPHEN W. BOESEL, Vice President--Managing Director, T. Rowe Price

JOHN R. FORD, Vice President--Executive Vice President, Price-Fleming
HENRY H. HOPKINS, Vice President--Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, Price-Fleming and T. Rowe Price Retirement Plan Services, Inc.
GEORGE A. MURNAGHAN, Vice President--Executive Vice President, Price-Fleming; Vice President, T. Rowe Price, T. Rowe Price Trust Company, and T. Rowe Price Investment Services, Inc.
EDMUND M. NOTZON, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company
WILLIAM T. REYNOLDS, Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst
BRIAN C. ROGERS, Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst
CHARLES P. SMITH, Vice President--Managing Director, T. Rowe Price; Vice President, Price-Fleming
M. DAVID TESTA, Vice President--Managing Director, T. Rowe Price; Director, Equity Division; Chairman of the Board, Price-Fleming; Director and Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst
MARTIN G. WADE, Vice President--President and Director, Price-Fleming; Director, Robert Fleming Holdings Limited and Robert Fleming Asset Management Ltd.
DAVID J. L. WARREN, Vice President--Executive Vice President, Price-Fleming LENORA V. HORNUNG, Secretary--Vice President, T. Rowe Price
PATRICIA S. BUTCHER, Assistant Secretary--Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.
CARMEN F. DEYESU, Treasurer--Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
DAVID S. MIDDLETON, Controller--Vice President, T. Rowe Price, and T. Rowe Price Trust Company
J. JEFFREY LANG, Assistant Vice President--Assistant Vice President, T. Rowe
Price
INGRID I. VORDEMBERGE, Assistant Vice President--Employee, T. Rowe Price JUDITH B. WARD, Assistant Vice President--Employee, T. Rowe Price

                        COMPENSATION TABLE

    The Funds do not pay pension or retirement benefits to their officers or directors. Also, any director of a Fund who is an officer or employee of
T. Rowe Price does not receive any remuneration from the Funds.
______________________________________________________________________________
                                           Total Compensation
                                               From Fund and
     Name of                  Aggregate        Fund Complex
     Person,                Compensation         Paid to
    Position                 from Fund (a)     Directors (b)
______________________________________________________________________________
   Spectrum Income
Jeffrey H. Donahue, Director        $6,368          $15,000
A. MacDonough Plant, Director        6,368           15,000

Spectrum Growth
Jeffrey H. Donahue, Director         8,626           15,000
A. MacDonough Plant, Director        8,626           15,000

Spectrum International
Jeffrey H. Donahue, Director (c)         0           15,000
A. MacDonough Plant, Director (c)        0           15,000

(a) Amounts in this column are for the fiscal year January 1, 1996 to December 31, 1996.
(b) Amounts in this column included three funds at December 31, 1996.
(c) Spectrum International Fund commenced operations on December 31, 1996; therefore there are no figures available for 1996.

    The Fund's Executive Committee, comprised of Mr. Riepe and Mr. Plant, have been authorized by the Board of Directors to exercise all powers of the Board to manage Spectrum Fund in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.

    Spectrum Fund's officers will receive no remuneration from the Fund, but are paid by T. Rowe Price and Rowe Price-Fleming. Spectrum Fund's officers and interested directors presently serve as officers or interested directors of most of the Underlying Price Funds. The Underlying Price Funds pay their disinterested directors a director's fee plus a proportionate share of travel and other expenses incurred in attending Board meetings.

                 PRINCIPAL HOLDERS OF SECURITIES

    As of the date of the prospectus, the officers and directors of Spectrum Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

    As of March 31, 1997, no stockholder owned of record more than 5% of the outstanding shares of either Spectrum International Fund or Spectrum Growth Fund.

    As of March 31, 1997, the following stockholder of record owned more than 5% of the outstanding shares of the Spectrum Income Fund: Manulife Financial USA, 200 Bloor Street East, NT3, Toronto, Ontario, CANADA M4W 1E5.

                  INVESTMENT MANAGEMENT SERVICES

    The business of Spectrum Fund will be conducted by its officers, directors, and investment manager in accordance with policies and guidelines set up by Spectrum Fund's directors which were included in the Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-21425, October 18, 1995).

    Each Fund will operate at a zero expense ratio. To accomplish this, the payment of each Fund's operational expenses is subject to the Special Servicing Agreements described below as well as certain undertakings made by
T. Rowe Price or Price-Fleming, under their respective Investment Management Agreements with each Spectrum Fund. Fund expenses include: shareholder servicing fees and expenses; custodian and accounting fees and expenses; legal and auditing fees; expenses of preparing and printing prospectuses and shareholder reports; registration fees and expenses; proxy and annual meeting expenses, if any; and directors' fees and expenses.

    Special Servicing Agreements. One Special Servicing Agreement ("Agreement") is between and among Spectrum Fund on behalf of Spectrum Income and Spectrum Growth Funds, the underlying Funds, and T. Rowe Price. A second Special Servicing Agreement is between and among Spectrum Fund, on behalf of Spectrum International, the underlying Funds, Price-Fleming, and T. Rowe Price.

    The Agreement provides that, if the Board of Directors/Trustees of any Underlying Price Fund determines that such Underlying Price Fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to such Underlying Price Fund from the operation of Spectrum Fund, the Underlying Price Fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no Underlying Price Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Price Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the Underlying Price Funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

    The Special Servicing Agreement also gives authority to Spectrum Fund to utilize the Price name so long as (1) the Special Servicing Agreement is in effect, and (2) the assets of the Growth Fund and the Income Fund are invested pursuant to each Fund's objectives and policies in shares of the various Underlying Price Funds (except for such cash or cash items as the directors may determine to maintain from time to time to meet current expenses and redemptions). The Special Servicing Agreement provides that the Funds will utilize assets deposited with the custodian of each Fund from the sale of each Fund's shares to promptly purchase shares of the specified Underlying Price Funds, and will undertake redemption or exchange of such shares of the Underlying Price Funds in the manner provided by the objectives and policies of each Fund.

    Under the Investment Management Agreements with the Funds, and the Special Servicing Agreement, T. Rowe Price and Price-Fleming, respectively, have agreed to bear any expenses of Spectrum Fund which exceed the estimated savings to each of the Underlying Price Funds. Of course, shareholders of each Spectrum Fund will still indirectly bear their fair and proportionate share of the cost of operating the Underlying Price Funds in which the Spectrum Fund invests because, Spectrum Fund, as a shareholder of the Underlying Price Funds, will bear its proportionate share of any fees and expenses paid by the Underlying Price Funds. Spectrum Fund, as a shareholder of the selected Underlying Price Funds, will benefit only from cost-sharing reductions in proportion to its interest in such Underlying Price Funds.

Services

    Under the Management Agreement with each Fund, T. Rowe Price or Price-Fleming as the case may be, provides each Fund with discretionary investment services. Specifically, T. Rowe Price and Price-Fleming are responsible for supervising and directing the investments of each Fund in accordance with each Fund's investment objectives, program, and restrictions as provided in their prospectus and this Statement of Additional Information. T. Rowe Price and Price-Fleming are also responsible for effecting all security transactions on behalf of each Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. However, it should be understood that the Funds will invest their assets almost exclusively in the shares of the Underlying Price Funds and such investments will be made without the payment of any commission or other sales charges. In addition to these services, T. Rowe Price and Price-Fleming provide each Fund with certain corporate administrative services, including: maintaining Spectrum Fund's corporate existence, corporate records, and registering and qualifying each Fund's shares under federal laws; monitoring the financial, accounting, and administrative functions of each Fund; maintaining liaison with the agents employed by each Fund such as the custodian and transfer agent; assisting each Fund in the coordination of such agents' activities; and permitting T. Rowe Price and Price-Fleming employees to serve as officers, directors, and committee members of each Fund without cost to the Fund.

    T. Rowe Price and Price-Fleming have agreed not to be paid a management fee for performing their services. However, T. Rowe Price and Price-Fleming will receive management fees from managing the Underlying Price Funds in which Spectrum Fund invests.

    Each Fund's Management Agreement also provides that T. Rowe Price or Price-Fleming, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.


Management Fees of Underlying Price Funds

    Each Underlying Price Fund pays T. Rowe Price or Price-Fleming a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price or Price-Fleming on the first business day of the next succeeding calendar month and is calculated as described below.

    The monthly Group Fee ("Monthly Group Fee") is the sum of the daily
Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

                           Price Funds'
                      Annual Group Base Fee
                  Rate for Each Level of Assets
                _________________________________

                    0.480%      First $1 billion
                    0.450%      Next $1 billion
                    0.420%      Next $1 billion
                    0.390%      Next $1 billion
                    0.370%      Next $1 billion
                    0.360%      Next $2 billion
                    0.350%      Next $2 billion
                    0.340%      Next $5 billion
                    0.330%      Next $10 billion
                    0.320%      Next $10 billion
                    0.310%      Next $16 billion
                    0.305%      Next $30 billion
                    0.300%      Thereafter

    The Individual Fund Fees and total management fees of the Underlying Price Funds are as follows:

                               Individual Fee        Total
                               as a Percentage     Management
Fund                          of Fund Net Assets    Fee Paid
______________________________________________________________________________
International Bond                   0.35%            0.68%
International Stock                  0.35             0.68
New Horizons                         0.35             0.68
High Yield                           0.30             0.63
Equity Income                        0.25             0.58
Growth Stock                         0.25             0.58
New Era                              0.25             0.58
GNMA                                 0.15             0.48
Growth & Income                      0.25             0.58
New Income                           0.15             0.48
Short-Term Bond                      0.10             0.43
Prime Reserve                        0.05             0.38
Emerging Markets Bond                0.43             0.00 (a)
International Discovery              0.75             1.08
Emerging Markets Stock               0.75             0.78 (b)
Japan Fund                           0.50             0.83
New Asia                             0.50             0.83
European Stock                       0.50             0.83
Latin America                        0.75             1.08
______________________________________________________________________________

(a) Price-Fleming agreed to waive management fees and bear certain expenses in accordance with an expense limitation agreement in effect through December 31, 1996. Effective December 31, 1996, Price-Fleming extended this fund's current expense limitation through December 31, 1998. Had Price-Fleming not agreed to waive a portion of its management fees, Emerging Markets Bond's total management fee paid would have been 0.78%.

(b) Price-Fleming agreed to waive management fees and bear certain expenses in accordance with an expense limitation agreement in effect through October 31, 1996. Effective October 31, 1996, Price-Fleming extended this fund's current expense limitation through October 31, 1998. Had Price-Fleming not agreed to waive a portion of its management fees, Emerging Markets Stock's total management fee paid would have been 1.08%.

     Based on combined Price Funds' assets of approximately $61 billion at December 31, 1996, the Group Fee was 0.33%. The total combined management fee for each of the Underlying Price Funds would have been an annual rate as shown above.

     For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by T. Rowe Price Investment Services, Inc. (excluding the Spectrum Fund, Equity Index Fund, and any institutional or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business.

     The monthly Fund Fee for each Underlying Price Fund ("Monthly Fund
Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee accrual for any particular day is computed by multiplying the fraction of one (1) over the number of calendar days in the year by the individual Fund Fee Rate for each Fund and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business.

                    DISTRIBUTOR FOR THE FUNDS

     T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as Spectrum Fund's distributor, on behalf of the Income, Growth, and International Funds. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of Spectrum Fund's shares is continuous.

     Investment Services is located at the same address as Spectrum Fund and
T. Rowe Price -- 100 East Pratt Street, Baltimore, Maryland 21202.

     Investment Services serves as distributor to Spectrum Fund, on behalf of the Income, Growth, and International Funds, pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides for each Fund to pay its fees and expenses in connection with necessary state filings.

     The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling shares for each Fund; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares for each Fund, except for those fees and expenses specifically assumed by the Funds. Investment Services' expenses are paid by T. Rowe Price.

     Investment Services acts as the agent of Spectrum Fund, on behalf of the Income, Growth, and International Funds, in connection with the sale of the shares for each Fund in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for each Fund's shares at net asset value. No sales charges are paid by investors or the Fund.

                       SHAREHOLDER SERVICES

     The Fund from time to time may enter into agreements with outside parties through which shareholders hold Fund shares. The shares would be held by such parties in omnibus accounts. The agreements would provide for payments by the Fund to the outside party for such shareholder services provided to shareholders in the omnibus accounts.

                            CUSTODIAN

     State Street Bank and Trust Company (the "Bank"), under an agreement with Spectrum Fund, on behalf of the Income, Growth, and International Funds, serves as custodian for each fund's securities and cash, but it does not participate in the Funds' investment decisions. The Bank maintains shares of the Spectrum Funds in the book entry system of such Funds' transfer agent,
T. Rowe Price Services. The domestic underlying Funds' portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry system, or the security depository system of the Depository Trust Corporation. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110. The underlying Funds of the Spectrum International Fund have entered into a Custodian Agreement with The Chase Manhattan Bank, London, pursuant to which portfolio securities are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories in accordance with regulations under the Investment Company Act of 1940. The address for The Chase Manhattan Bank, London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

                          CODE OF ETHICS

     The Fund's investment adviser (T. Rowe Price) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all employees must report their personal securities transactions within ten days of their execution. Employees will not be permitted to effect transactions in a security: If there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price's rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, employees are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.

                      PRICING OF SECURITIES

     The securities of the Underlying Price Funds held by each Fund are valued at the net asset value of each Underlying Price Fund. For the Growth Fund, short-term money market investments are valued at cost which, when combined with accrued interest receivable, approximates market value. For the International Fund, short-term debt securities are valued at amortized cost, which approximates fair market value. For the Income Fund, securities with less than one year to maturity are stated at fair value which is determined by using a matrix system that establishes a value for each security based on money market yields. Also, for the International Fund, portfolio securities of the underlying Funds may be listed on foreign exchanges that can open on days when the underlying Funds do not compute their prices. As a result, the underlying Funds' and consequently the Spectrum International Fund's net asset value may be significantly affected by trading on days when shareholders cannot make transactions.

                    NET ASSET VALUE PER SHARE

     The purchase and redemption price of each Fund's shares is equal to its net asset value per share or share price. Each Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities each Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of each Fund is calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Determination of net asset value (and the offering, sale, redemption and repurchase of shares) for a Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings,
(b) during which trading on the NYSE is restricted (c) during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

                            DIVIDENDS

     Unless you elect otherwise, capital gain distributions, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by about 10 days although the exact timing is subject to change.

                            TAX STATUS

     Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").

     A portion of dividends paid by the Growth and Income Funds may be eligible for the dividends-received deduction for corporate shareholders. The dividends of the Spectrum International Fund will not be eligible for this deduction, if, as expected, none of the fund's income consists of dividends paid by U.S. corporations. Capital gain distributions paid from these Funds are never eligible for the dividends-received deduction. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each Fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31), in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 in order to avoid a federal income tax.

     At the time of your purchase, each Fund's net asset value may reflect undistributed income (Growth and International Funds), capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, each Fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains. On December 31, 1996, the books of the Income Fund indicated that the Fund's aggregate net assets included accumulated net investment income of $-0-, accumulated net realized losses of $(265,728), and unrealized appreciation of $46,477,496. On December 31, 1996, the books of the Growth Fund indicated that the Fund's aggregate net assets included undistributed investment income of $132,234, accumulated net realized losses of $(348,366), and unrealized appreciation of $389,436,750.

     If, in any taxable year, any of the Funds should not qualify as a regulated investment company under the Code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders, and
(ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and, for Spectrum Income and Spectrum Growth Funds, would qualify for the 70% deduction for dividends received by corporations. However, for Spectrum International Fund, the dividends will not be eligible for the 70% deduction for dividends received by corporations, if, as expected, none of the Fund's income consists of dividends paid by U.S. corporations.

Taxation of Foreign Shareholders

     The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

                        YIELD INFORMATION

Income Fund

     From time to time, the Income Fund may advertise a yield figure calculated in the following manner:

     An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulations of the Securities and Exchange Commission. The income factors are then totaled for all securities in the portfolio. Next, expenses of the Fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the Fund.

     The yield of the Fund calculated under the above-described method for the month ended December 31, 1996, was 6.28%.

                      INVESTMENT PERFORMANCE

Total Return Performance

     Each Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gains dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return of the Fund over any other period of time will vary from the average.

             Cumulative Performance Percentage Change

                     1 Year   3 Years  5 Years    Since Inception
                      Ended    Ended     Ended     (6/29/90) to
                    12/31/96 12/31/96  12/31/96      12/31/96
                   _________ ________ _________   _______________

Spectrum Income Fund  7.64%   26.05%    52.73%        87.59%
Spectrum Growth Fund 20.53%   58.83%   106.06%       140.62%

             Average Annual Compound Rates of Return

                     1 Year   3 Years  5 Years    Since Inception
                      Ended    Ended     Ended    (6/29/90) to
                    12/31/96  12/31/96  12/31/96     12/31/96
                   _________  ________  _________  _______________

Spectrum Income Fund   7.64%    8.02%     8.84%       10.15%
Spectrum Growth Fund  20.53%   16.68%    15.56%       14.95%

Outside Sources of Information

    From time to time, in reports and promotional literature: (1) the Fund's total return performance, ranking, or any other measure of the Fund's performance may be compared to any one or combination of the following: (i) a broad-based index; (ii) other groups of mutual funds, including T. Rowe Price Funds tracked by independent research firms, ranking entities, or financial publications;(iii) indices of stocks comparable to those in which the Fund invests; (2) the Consumer Price Index or any other measure for inflation, government statistics, such as GNP, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax-advantage product, may be illustrated by graphs, charts, etc.; and (5) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

Other Publications

    From time to time, in newsletters and other publications issued by
T. Rowe Price Investment Services, Inc., T. Rowe Price mutual fund portfolio managers may discuss economic, financial and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the Fund; individual securities within the Fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed, or excluded from the Fund's portfolio.

Other Features and Benefits

    The Fund is a member of the T. Rowe Price Family of Funds and may help investors achieve various long-term investment goals, which include but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price Associates, Inc. and/or T. Rowe Price Investment Services, Inc. may be made available.

                          CAPITAL STOCK

     The Articles of Incorporation of Spectrum Fund currently establish three series (i.e., the Income Fund, the Growth Fund, and the International Fund), each of which represents a separate class of the Corporation's shares and has different objectives and investment policies. The Articles of Incorporation also provide that the Board of Directors may issue additional series of shares. Each share of each Fund represents an equal proportionate share in that Fund, with each other share, and is entitled to such dividends and distributions of income belonging to that Fund as are declared by the Directors. In the event of the liquidation of a Fund, each share is entitled to a pro rata share of the net assets of that Fund.

     The Funds' Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Funds have authorized to issue without shareholder approval.

     Each share of each series has equal voting rights with every other share of every other series, and all shares of all series vote as a single group except where a separate vote of any class or series is required by the Investment Company Act of 1940, the laws of the State of Maryland, the Funds' Articles of Incorporation, the By-Laws of the Corporation, or as the Board of Directors may determine in its sole discretion. Where a separate vote is required with respect to one or more classes or series, then the shares of all other classes or series vote as a single class or series, provided that, as to any matter which does not affect the interest of a particular class or series, only the holders of shares of the one or more affected classes or series is entitled to vote. The preferences, rights, and other characteristics attaching to any series of shares, including the present series of capital stock, might be altered or eliminated, or the series might be combined with another series, by action approved by the vote of the holders of a majority of all the shares of all series entitled to be voted on the proposal, without any additional right to vote as a series by the holders of the capital stock or of another affected series.

     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors.Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Funds, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Corporation, a special meeting of shareholders of the Corporation shall be called by the Secretary of the Corporation on the written request of shareholders entitled to cast at least 10% of all the votes of the Corporation, entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Corporation the reasonably estimated costs of preparing and mailing the notice of the meeting. The Corporation, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Corporation to the extent required by Section 16(c) of the 1940 Act.

                  FEDERAL REGISTRATION OF SHARES

     The Funds' shares are registered for sale under the Securities Act of 1933. Registering of the Funds' shares is not required under any state law, but the Funds are required to make certain filings with and pay fees to the states in order to sell their shares in the states.

                          LEGAL COUNSEL

     Shereff, Friedman, Hoffman & Goodman, LLP, whose address is 919 Third Avenue, New York, New York 10022, is legal counsel to the Funds.

                     INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, Gateway International II, 1306 Concourse Drive, Suite 100, Linthicum, Maryland 21090-1020, are independent accountants to the Funds. The financial statements of each fund (except for the International
Fund) for the year ended December 31, 1996, and the report of independent accountants are included in the Funds' Annual Report for the year ended December 31, 1996. A copy of the annual report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in the Annual Report for the year ended December 31, 1996, are incorporated into this Statement of Additional Information by reference.

                                                Annual Report Page
Report of Independent Accountants                        18
Statement of Net Assets, December 31, 1996              12-13
Statement of Operations, year ended December 31, 1996    14
Statement of Changes in Net Assets, years ended
  December 31, 1996 and December 31, 1995,               15
Notes to Financial Statements, December 31, 1996        16-17
Financial Highlights                                    10-11